UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 25, 2023

YIELD10 BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	YTEN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 25, 2023, Yield10 Bioscience, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment and restatement of the Company’s 2018 Stock Option and Incentive Plan (the “2018 Plan”) that includes the following material change:
•The aggregate number of shares of the Company’s common stock that may be issued under the 2018 Plan is increased by 500,000 shares, subject to adjustment for certain changes in the Company’s capitalization.
A detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2023. That summary and the foregoing description is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
As of March 28, 2023, the record date for the Annual Meeting, there were 5,074,085 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 3,761,364 shares of the Company’s common stock were present or represented by proxy, which represented 74.12% of the total shares entitled to vote at the Annual Meeting.
A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which is described in the Company’s definitive proxy statement filed with the SEC on April 6, 2023, and the final voting results for each matter are set forth below.
Proposal 1 - Election of Directors:
Stockholders reelected the nominees identified below as Class II directors of the Company to hold office until the annual meeting of stockholders in 2026 and until their successors are elected and qualified, subject to their earlier death, resignation or removal. The voting results for the nominees were as follows:

Name of Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Oliver P. Peoples	2,506,780	93,038	1,161,546
Willie Loh	2,587,991	11,827	1,161,546
Proposal 2 - Approval of an Amendment to the Company's 2018 Plan:
Stockholders approved an amendment to the Company's 2018 Plan to add 500,000 shares of common stock for issuance under the 2018 Plan. The voting results for the proposal were as follows::

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,388,135	201,427	10,256	1,161,546
Proposal 3 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:
The selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions
3,746,747	13,207	1,410

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated 2018 Stock Option and Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

May 19, 2023	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer